EXHIBIT 99.1

Blacksands Petroleum Inc. 401 Bay Street, Suite 2700, PO Box 142 Tel: +1 (416) 359 7805 E-mail: pparisotto@coniston.ca

NEWS RELEASE

BLACKSANDS PETROLEUM REPORTS THAT INVESTORS SHOULD NOT RELY

ON THE COMPANY’S FINANCIAL STATEMENTS FROM OCTOBER 31, 2007

TORONTO, ONTARIO, January 12, 2009 – Blacksands Petroleum, Inc. (OTC Bulletin Board: BSPE) (the “Company”) announced today that on January 9, 2009, the Company’s Audit Committee concluded that there is an accounting error in its financial statements filed in its Form 10-KSB for the years ended October 31, 2007, and in its Form 10-Qs for the quarters of January 31, 2008, April 30, 2008, and July 31, 2008. As a result of these errors, the Company will restate the financial statements described above to correct its accounting of Oil and Gas Property Costs.

The error relates to the inappropriate capitalization of expenses as Oil and Gas Property Costs in each period. Amounts that should have been expensed have been capitalized, resulting in an understatement of the Company’s net loss, and an overstatement of the Company’s Oil & Gas Property Costs.

These adjustments to the Company’s accounting practices and restatements of prior year and interim period results have been discussed with the Audit Committee of the Company’s Board of Directors, as well as the Company’s Board of Directors, and the Company is reviewing and discussing these adjustments and restatement issues with its current and prior independent registered public accounting firms.

The Company will report its adjusted figures in its Form 10-K for the year ended October 31, 2008 for both the year ended October 31, 2008, and for the comparative figures of October 31, 2007, and will refile its Form 10-KSB from October 31, 2007, and its Form 10-Qs from January 31, 2008, April 30, 2008, and July 31, 2008 as soon as possible.

In the meanwhile, the Company cautions investors that they should not rely on the Company’s financial statements.

About Blacksands

Blacksands Petroleum, through its 75% ownership of Access Energy Inc. – a private Canadian company - is engaged in the business of exploring for, developing and operating unconventional oil and gas projects. Such projects may include oil produced from tar sands, also referred to as oil sands, or bituminous sands, which are a combination of clay, sand, water, and bitumen.

“Paul A. Parisotto”

President & CEO

For further information, please contact:

Paul A. Parisotto

President & CEO

416-359-7805

Cautionary Note Concerning Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein including, without limitation, the word “expect” and similar expressions identify forward-looking statements. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. The Company’s forward-looking statements are based on the beliefs, expectations and opinions of management on the date the statements are made, and the Company does not assume any obligation to update forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change except as required by law. For the reasons set forth above, investors should not place undue reliance on forward-looking statements. The information related to the restatements in this press release remains subject to review and audit by Company’s independent auditors and to completion of the audit of the Company’s 2008 financial statements. Although the Company does not expect material changes to the information set forth in this release, the completion of this process could result in further adjustments and the actual impacts may be different from those currently anticipated as set forth in this press release. There can be no assurance that the amount of any further adjustments will not be material. Other risks and uncertainties disclosed in the Company’s 10-KSB for the year ended October 31, 2007, filed with the United States Securities and Exchange Commission, and other information released by the Company from time to time and filed with the appropriate regulatory agencies.